Taxation	12 Months Ended
Dec. 31, 2022
Major components of tax expense (income) [abstract]
Taxation
10.
Taxation
a)
Income tax expense/(benefit) (in thousands)

	2020	2021	2022
Current tax:
Corporate tax	$32,430	$33,105	$21,969
Prior year adjustments	(96)	3,567	16,613
Total current tax	32,334	36,672	38,582
Total deferred tax benefit, net	(46,768)	(33,670)	(42,105)
Income tax (benefit)/expense	$(14,434)	$3,002	$(3,523)

The Group's current income tax expense of $38.6 million (2021: $36.7 million) for the year ended December 31, 2022 is due to profits in certain jurisdictions which cannot be offset with carried-forward losses or other credits and the effect of tax payable by Farfetch UK related to income from prior years. The total tax for the period is a net benefit due to the effect of deferred tax assets, which are higher than the income tax expense and relate to tax credits available to offset future tax profits and to the release of deferred tax liabilities on acquisitions.

Tax is recognized based on the weighted average annual tax rate expected for the full financial year in these taxable profit-making jurisdictions. The estimated average annual tax rate for the year ended December 31, 2022, in these jurisdictions is 26.7% (19.4% for the year ended December 31, 2021).

b)
Reconciliation of the effective tax rate

The tax on the Group’s (loss)/profit before tax differs from the theoretical amount that would arise using the weighted average tax rate applicable to profit of the consolidated entities as follows (in thousands):

	2020	2021	2022
(Loss)/profit before tax	$(3,330,057)	$1,473,613	$341,332
Tax at the UK tax rate of 19.00% (2021: 19.00%, 2020:19.00%)	(632,711)	279,986	64,853
Tax effects of:
Sundry non-taxable income	(9,555)	(45,567)	(2,396)
Sundry non-taxable expense	22,262	20,493	70,871
Non-taxable items evaluated at fair value	548,524	(311,379)	(246,121)
Taxes paid overseas and rate difference	5,816	(6,260)	(5,765)
Adjustments in respect of change in tax rates	-	(937)	9,347
Adjustments in respect of prior year	(96)	3,567	16,613
Unrecognized deferred tax assets	51,326	63,099	117,204
Difference in tax rate on unrecognized deferred tax assets	-	-	(28,129)
Income tax (benefit)/expense	$(14,434)	$3,002	$(3,523)

The UK corporation tax rate applicable from April 1, 2020 is 19% therefore, the Group has used a tax rate of 19% for the 2022 financial year. An increase in the main UK corporation tax rate to 25% from fiscal year 2023 was substantively enacted on May 24, 2021 and therefore has been used in calculating UK unrecognized deferred tax assets on tax losses.

The tax on items presented within other comprehensive (loss)/income is $nil (2021 and 2020: $nil)

Deferred tax

As result of the acquisitions of New Guards and CuriosityChina, the Group recognized a deferred tax liability of $232.6 million in 2019 on acquired intangibles. The cumulative deferred tax release is equal to $117.2 million of which $33.0 million was recognized during 2022.

As a result of the purchase price allocation exercise arising from 2021 acquisitions, a deferred tax liability of $6.5 million was recognized in 2021 as a temporary difference. In 2022, $2.3 million of the deferred tax liability was re-classified against goodwill on the Consolidated statement of financial position. The cumulative deferred tax release on the remaining adjusted liability is equal to $0.5 million, of which $0.3 million was recognized during 2022.

As a result of the purchase price allocation exercise arising from 2022 acquisitions, a deferred tax liability of $8.8 million was recognized in 2022 as a temporary difference. The deferred tax release in 2022 was $0.8 million.

Deferred tax assets of $18.0 million (2021: $12.0 million) mainly relate to inventory write-off provisions, share based payments and differences between Italian generally accepted accounting principles ("GAAP") and IFRS for New Guards that can be carried forward indefinitely. New Guards calculates the tax due for individual entity financial statements purposes according to Italian GAAP.

Deferred tax assets of $1.5 million (2021: $1.3 million) relate to tax incentives credits available for Farfetch Portugal due to research and development activity and fixed assets investments, which can be carried forward for ten and eight years, respectively. The Group has estimated that deferred tax assets will be recoverable using the future taxable income based on the business plans of Farfetch Portugal.

Deferred tax assets and liabilities consist of the following at December 31 (in thousands):

	Note	Deferred tax assets	Deferred tax liabilities
At January 1, 2021		$13,556	$182,463
Deferred tax recognized to profit or loss		-	-
Deferred tax released to profit or loss		393	(33,275)
Foreign exchange		(913)	(296)
Reclassifications to balance sheet		298	672
Deferred tax recognized on acquisitions to balance sheet	31	-	6,461
At December 31, 2021		$13,334	$156,025
Deferred tax recognized to profit or loss		11,035	188
Deferred tax released to profit or loss		(3,922)	(35,179)
Foreign exchange		(851)	(172)
Reclassifications to balance sheet		(30)	(2,308)
Deferred tax recognized on acquisitions to balance sheet	31	-	8,794
At December 31, 2022		$19,566	$127,348

Deferred tax, net liability at December 31, 2022			$107,782

Unrecognized deferred tax assets

Unutilized trading tax losses

The Group had accumulated unutilized tax losses carried forward as of December 31, 2022 of $1,860.4 million (2021: $1,487.7 million). Deferred tax assets are recognized to the extent that it is probable that there are sufficient suitable deferred tax liabilities or future taxable profits that will be available, against which deductible temporary differences can be utilized. Subject to specific legislation regarding changes in ownership and the nature of trade, trading losses are available to be either carried forward indefinitely or for a significant time period.

	Local currency	2021	2021	2022	2022
		Local '000	$’000	Local '000	$’000
UK trading losses	GBP	882,753	1,191,629	1,281,857	1,545,278
US Net Operating Losses (“NOL”)	USD	276,649	276,649	299,389	299,389
Brazil trading losses	BRL	74,570	13,377	62,036	11,815
Japan trading losses	JPY	525,141	4,560	502,644	3,773
Hong Kong trading losses	HKD	11,795	1,512	1,152	148
		1,770,908	1,487,727	2,147,078	1,860,403

UK trading losses are available to be carried forward indefinitely. Legislation has been introduced with effect from April 1, 2017, whereby losses arising after April 1, 2017 can be set against total profits of the Group. The amount of total profits that can be offset by brought-forward losses is restricted to the first £5.0 million of profits, and an additional 50% of profits that exceed £5.0 million.

US NOL as of December 31, 2022 of $(299.4) million (2021: $(276.6) million) are available to be carried forward for a period of twenty years. The carry forward NOLs start to expire in different years, the first of which is December 31, 2030. NOLs generated after January 1, 2018 have an indefinite carry forward period but are subject to an 80% limitation per year. The Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) (i) removes the 80% limitation on the use of NOLs enacted by the Tax Cuts and Jobs Act of 2017 (the “TCJA”) with respect to NOLs carried to any taxable year beginning before January 1, 2021, and thus, NOLs (whether carried forward or carried back) can generally be used to offset fully taxable income in these taxable years; and (ii) provides for a carryback of any NOL arising in a taxable year beginning after December 31, 2017 and before January 1, 2021, to each of the five taxable years preceding the taxable year in which the NOL arose.

Brazilian and Hong Kong trading losses as of December 31, 2022 are available to be carried forward indefinitely but utilization of losses in respect of Brazil is restricted to 30% against taxable income in future taxable periods.

Japanese NOL carry forwards incurred before April 1, 2018 can be carried forward for nine years, those incurred during fiscal years starting on or after April 1, 2018 can be carried forward for ten years and utilization of losses is restricted to 50% against taxable income in future taxable periods.

Unutilized future tax deductions on employee share option gains

The Group has an unrecognized gross deferred tax asset of approximately $93.3 million as of December 31, 2022 (2021: $872.8 million) for a future tax deduction on share options that are unexercised that, when exercised, will result in a gain and a potential deduction for corporation tax purposes. A net deferred tax asset of approximately $23.1 million (2021: $214.7 million) will be recognized to the extent that there are sufficient suitable deferred tax liabilities available.

Unutilized future tax deductions on goodwill

The Group has an unrecognized deferred tax asset of approximately $5.3 million (2021: $5.3 million) for goodwill recognized on the acquisition of Stadium Goods. The unrecognized deferred tax asset results from the future tax deductions available in relation to this item of goodwill exceeding its carrying value. A net deferred tax asset is only recognized where it can be shown that it is probable that future taxable profits will be available against which the Group can utilize the asset.

Unutilized future tax deductions for reactivated interest expense

The Group has an unrecognized gross deferred tax asset of approximately $66.9 million as of December 31, 2022 (2021: $20.7 million) for amounts disallowed under the United Kingdom’s corporate interest restriction rules, which may be reactivated in subsequent periods of account to the extent the Group’s interest allowance exceeds its aggregate tax-interest expense for the period. A net deferred tax asset is only recognized where it can be shown that it is probable that future interest allowance will be available against which the Group can utilize the asset.